8-K 1 form8k.htm FORM 8-K DATED March 19, 2014	Standard Industrial Classification Code 3826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2014

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SUNNYVALE, California – March 19, 2014 – Arrayit Corporation (OTCBB: ARYC) announces that as of March 17, 2014, Mr. Sidney Taubenfeld, Director, has resigned his position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: March 19, 2014	By:	/s/ Rene A. Schena
Name: Rene A. Schena
Title: Chief Executive Officer